SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

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INSMED INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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4851 Lake Brook Drive

Glen Allen, Virginia 23060

ANNUAL MEETING OF SHAREHOLDERS

April 3, 2003

To Our Shareholders:

We cordially invite you to attend the annual meeting of shareholders to be held at 4851 Lake Brook Drive in Glen Allen, Virginia, on Monday, May 12, 2003, at 10:00 A.M., Eastern Daylight Time. A formal notice of the meeting, together with a proxy statement and proxy form, is enclosed with this letter. The notice points out that you will be asked to:

(i)	elect three Class III directors to serve until the 2006 annual meeting of shareholders; and

(ii)	ratify the selection of Ernst & Young LLP as our auditors for the coming year; and

(iii)	transact such other business as may properly come before the meeting.

Please read the notice and proxy statement carefully, complete the proxy form and mail it promptly. A postage-paid return envelope is enclosed for your convenience.

Whether or not you plan to attend the annual meeting in person and regardless of the number of shares of common stock you own, please complete, sign, date and return the enclosed proxy promptly in the accompanying prepaid envelope.

Sincerely yours,

Geoffrey Allan, Ph.D.

President

Chairman of the Board

Chief Executive Officer

INSMED INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Insmed Incorporated will be held at 4851 Lake Brook Drive in Glen Allen, Virginia, on Monday, May 12, 2003, at 10:00 a.m., Eastern Daylight Time, for the following purposes:

1.	To elect three Class III directors to serve until the 2006 Annual Meeting of Shareholders;

2.	To ratify the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2003; and

3.	To transact such other business as may properly come before the meeting.

Holders of record of shares of Insmed common stock at the close of business on March 14, 2003, will be entitled to vote at the meeting.

You are requested to complete, sign, date and return the enclosed proxy promptly, regardless of whether you expect to attend the meeting. A postage-paid return envelope is enclosed for your convenience. If you are present at the meeting, you may vote in person even if you already have sent in your proxy.

By Order of the Board of Directors

W. McIlwaine Thompson, Jr., Secretary

April 3, 2003

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

of

INSMED INCORPORATED

To be held May 12, 2003

Approximate date of mailing – April 3, 2003

The Board of Directors (the “Board”) of Insmed Incorporated (“Insmed”, which may be referred to as “we”, “us” or “our”) is soliciting your proxy for the Annual Meeting of Shareholders to be held on Monday, May 12, 2003. Anyone giving a proxy may revoke it at any time before it is voted by voting in person at the meeting or by delivering a later dated proxy or written notice of revocation to our Corporate Secretary. Attendance at the meeting will not itself revoke a proxy. A proxy, if executed and not revoked, will be voted at the meeting. If a proxy contains any specific instructions, the proxy will be voted in accordance with such instructions.

On March 14, 2003, the date for determining shareholders entitled to vote at the meeting, we had 33,211,336 outstanding shares of common stock, $.01 par value per share, of Insmed (“Insmed Common Stock”). Each share of Insmed Common Stock entitles the holder to one vote with respect to all matters submitted to shareholders at the meeting.

We will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited in person or by telephone by our employees. We have engaged Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies from brokers, nominees, fiduciaries and other custodians. We will pay that firm approximately $5,500 for its services and reimburse its out-of-pocket expenses for such items as mailing, copying, phone calls, faxes and other related items, and will indemnify Georgeson Shareholder Communications Inc. against any losses arising from that firm’s proxy soliciting services on our behalf.

The address of our principal executive offices is 4851 Lake Brook Drive, Glen Allen, Virginia 23060.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Articles of Incorporation, as amended, provide that our Board shall consist of not more than 12 directors, with the exact number to be prescribed by our Bylaws, which currently provide for seven directors. The directors are divided into three classes – Class I, Class II and Class III – as nearly equal in number as possible. Each class of directors serves for three years on a staggered term basis. Our Board currently consists of six directors.

The terms of the Class I directors, Mr. Kenneth G. Condon and Dr. Steinar J. Engelsen, M.D. will expire at the 2004 Annual Meeting of Shareholders. The term of the Class II director Dr. Graham K. Crooke, M.D. will expire at the 2005 Annual Meeting of Shareholders. The Board has nominated three Class III directors, Drs. Geoffrey Allan, Ph.D., Melvin Sharoky, M.D., and Randall W. Whitcomb, M.D. for election at the 2003 Annual Meeting for the term expiring at the 2006 Annual Meeting of Shareholders.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the votes cast in the election of directors. Signing and returning your proxy will constitute a vote “for” all of the nominees unless your proxy specifies that you are withholding authority to vote for any of the nominees. Proxies may not be voted for a greater number of persons than the number of nominees. Any votes that are withheld and any shares held in street name for customers who are the beneficial owners of those shares that are not voted in the election of directors will not be included in determining the number of votes cast. In the event that any nominee is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board selects a substitute nominee, the shares represented by proxy will be voted “for” the substitute nominee unless other instructions are given in the proxy. The Board has no reason to believe that any of the nominees will be unavailable.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE NOMINEES.

Nominees.    Below is some information on the three nominees. Drs. Allan, Sharoky and Whitcomb are currently Class III directors.

Geoffrey Allan, Ph.D. – age 49.  Dr. Allan has served as our President, Chief Executive Officer and Chairman of the Board since our inception in November 1999. Dr. Allan has been President and a director of Insmed Pharmaceuticals, Inc., our predecessor, since January 1994 and has 23 years of experience in pharmaceutical drug development. Prior to joining Insmed Pharmaceuticals, Dr. Allan served as Vice President, Drug Development at Whitby Research, Inc., a pharmaceutical company. Before his association with Whitby Research, Dr. Allan was the Head of the Cardiovascular Section at Wellcome Research Laboratories. Dr. Allan received his Ph.D. in Pharmacology from Cornell University Medical College.

Melvin Sharoky, M. D. – age 52.  Dr. Sharoky has been a director of Insmed since May 16, 2001. Since January 1, 2002, he has been President and CEO of Somerset Pharmaceuticals, Inc., a research and development pharmaceutical company which markets Eldepryl® for the treatment of patients with late stage Parkinson’s disease, having previously served as President of Somerset Pharmaceuticals from July 1995 to June 30, 2001. From June 30, 2001 to January 1, 2002, Dr. Sharoky was retired. From July 1995 through January 1998, Dr. Sharoky was President of Watson Pharmaceuticals, Inc., a leading specialty pharmaceutical company, and from February 1993 to January 1998 he was also President and Chief Executive Officer of its wholly-owned subsidiary, Circa Pharmaceuticals, Inc., which develops, manufactures and markets solid dosage generic pharmaceutical products to wholesale distributors. Dr. Sharoky joined Circa Pharmaceuticals in July 1988 as Medical Director, served as Senior Vice President and Director of Research and Development from April 1991 to August 1992, and as Executive Vice President and Director of Research and Development from August 1992 to January 1993. Prior to this, from February 1986 to June 1988 he was Vice President and Chief Medical Officer of Pharmakinetics Laboratories, Inc. Dr. Sharoky serves on the board of directors of Andrx Corporation, a specialty pharmaceutical company. Dr. Sharoky received a B.A. in biology from the University of Maryland in Baltimore County and an M.D. from the University of Maryland School of Medicine.

Randall W. Whitcomb, M. D. – age 48.  Dr. Whitcomb has been a director of Insmed since November 15, 2001. Since 2001, Dr. Whitcomb has been Chief Medical Officer at Quatrx Pharmaceuticals, Inc., a privately-held, drug development company focusing on proteins in the cell nucleus that act as receivers for key hormones that regulate certain metabolic and developmental processes in the body. From 1992 through 2000, he held various management positions with Parke-Davis Pharmaceutical Research, Inc., a division of Warner Lambert Company, finally serving as Vice President of Drug Development with particular responsibility for the development and approval of products for women’s health care and diabetes. After the merger of Warner Lambert into Pfizer, Inc., Dr. Whitcomb was Vice-President Global Project Management for Pfizer Global Research and Development. From 1987 through 1992 he was on the faculty of Massachusetts General Hospital and Harvard Medical School. He received his B.A. degree from Tabor College and his M.D. degree from the University of Kansas.

Directors and Executive Officers. Below is some information on (1) the directors who will continue on the Board after the 2003 Annual Meeting of Shareholders and (2) Insmed’s executive officers.

Directors Whose Terms Expire at the 2004 Annual Meeting (Class I Directors):

Kenneth G. Condon, C.P.A., C.F.P., M.B.A. – age 55.  Mr. Condon has been a director of Insmed since our inception in November 1999 and of Insmed Pharmaceuticals since 1997. Mr. Condon serves as Chief Financial Officer of Boston University, a position he has held from 1986 to present. He is also a Trustee of Newbury College. He was formerly Chairman of the Board of BayFunds, a $1.8 billion mutual fund family, a former director of BayBank Harvard Trust, a former member of the BankBoston Advisory Board, a former director of the BayBank Trust Board, a former director of Seragen, Inc., a biotechnology firm, and a former director, Chapter Secretary, Treasurer and President of the Financial Executives Institute of Massachusetts. Previously, Mr. Condon was a Senior Accountant with the CPA firm of Arthur Andersen & Co. in Boston. He received his B.A. degree in Economics and Mathematics from Tufts University, and an M.B.A. in Finance from the Wharton School of Finance, University of Pennsylvania. Mr. Condon is both a Certified Public Accountant and a Certified Financial Planner.

Steinar J. Engelsen, M.D. – age 52.  Dr. Engelsen has been a director of Insmed since our inception in November 1999 and of Insmed Pharmaceuticals since 1998. Since November 1996, Dr. Engelsen has been a partner of Teknoinvest Management AS, a venture capital firm based in Norway. From 1989 until October 1996, Dr. Engelsen held various management positions within Hafslund Nycomed AS, a pharmaceutical company based in Europe, and affiliated companies. He was responsible for therapeutic research and development, most recently serving as Senior Vice President, Research and Development of Nycomed Pharma AS from January 1994 until October 1996. In addition, from January to November 2000, Dr. Engelsen was acting chief executive officer of Centaur Pharmaceuticals, Inc., a biopharmaceutical company. Dr. Engelsen also served as chairman of the board of directors of Centaur. Dr. Engelsen received a M.Sc. in nuclear chemistry and an M.D. from the University of Oslo, and is a Certified European Financial Analyst.

Directors Whose Terms Expire at the 2005 Annual Meeting (Class II Directors):

Graham K. Crooke, MB.BS – age 44.  Dr. Crooke has been a director of Insmed since our inception in November 1999 and of Insmed Pharmaceuticals since 1996. In April 2000, Dr. Crooke became a partner of Asset Management Company, a venture capital firm focusing on investments in early stage information technology and life sciences companies. Previously, from September 1997 through March 2000, Dr. Crooke was a partner at Ticonderoga Capital, a venture capital firm, where he focused on biotechnology and healthcare service investments. From April 1992 until September 1997, Dr. Crooke was a vice president of Dillon Read Venture Capital, a venture capital firm and predecessor to Ticonderoga. Prior to that, Dr. Crooke worked with the healthcare practice of Booz, Allen & Hamilton, Inc., a management consulting firm, was a product manager at Molecular Devices Corporation, a developer of bioanalytical measurement systems, and, from 1984 to 1986, practiced medicine at major teaching hospitals in Western Australia. He received his medical degree from the University of Western Australia and an M.B.A. from the Stanford Graduate School of Business.

Executive Officers (other than those who are also Directors):

Ronald D. Gunn – age 42.  Mr. Gunn has served as our Vice President, Business Development since our inception in November 1999. From January 1999 to November 1999, Mr. Gunn served as Vice President, Business Development and previously as Director of Business Development and of Clinical Operations at Insmed Pharmaceuticals and has more than 14 years of experience in pharmaceutical drug development. Prior to joining Insmed, Mr. Gunn served as Clinical Affairs Officer with Finnish bioscience company, Leiras, Inc. Mr. Gunn received his M.S. and M.B.A. from Virginia Commonwealth University.

Kevin P. Tully – age 49.  In January 2002, Mr. Tully became our Treasurer, Controller and Principal Financial Officer. From August 2001 until his election as Treasurer, he served as Senior Director, Finance and Administration. Mr. Tully joined Insmed in March 2001 as Director of Finance and has over 30 years of experience across Europe and the Americas covering finance, marketing and manufacturing. Prior to joining Insmed, Mr. Tully served as Vice President of Finance – Europe, and Vice President, Finance and Administration

– Americas for Albright and Wilson Ltd., an international chemical producer. Mr. Tully received his O.N.C. in Business and Administration from St. Helens College in England and is a Certified General Accountant.

Lewis J. Stuart – age 43.  Mr. Stuart joined Insmed on August 19, 2002 as our Vice President, Commercial Development. Mr. Stuart is a sales and marketing pharmaceutical executive with 20 years experience in a variety of therapeutic categories, including endocrinology, women’s health, cardiovascular, CNS and infectious diseases. Most recently, he was Vice President of U.S. National Sales and Community Marketing at Agouron Pharmaceuticals, Inc., an integrated pharmaceutical company and wholly-owned subsidiary of Pfizer Inc., from March 1996 through August 2002. His responsibilities included Field Sales, Training and Development and Community Relations. He was a key contributor in the development and implementation of launch plans for Viracept®, the most widely prescribed HIV protease inhibitor. Prior to joining Agouron, from 1986 to 1996, he held various leadership positions at Solvay, an international chemical and pharmaceutical company, Centocor, a biotechnology company, and Bristol Myers Squibb, a global pharmaceutical and related health care products company. Mr. Stuart graduated with a BA in Marketing Communications from Virginia Polytechnic Institute and State University in 1982.

Meetings of the Board and its Committees. The Board held five meetings during 2002. In 2002, each of the directors attended all of the Board meetings and all meetings of committees of the Board on which the director then served.

Audit Committee.  Our Audit Committee currently consists of Mr. Kenneth G. Condon (Chairman), and Drs. Steinar J. Engelsen and Melvin Sharoky. During 2002, the Audit Committee held five meetings. During 2002, the Audit Committee reviewed and considered the effect of the proposed NASDAQ listing standards regarding corporate governance, and the Sarbanes-Oxley Act of 2002 on the role and responsibilities of the Audit Committee and its charter. In connection with such review, the Audit Committee and the Board of Directors amended and restated the Audit Committee’s written charter, which is attached to this proxy statement as Appendix A. The revised charter, among other things, provides that the Audit Committee (i) appoints, evaluates and, if appropriate, removes independent accountants, (ii) reviews the scope of the accountants’ audit and approves all audit and any permitted non-audit services to be performed by the independent accountants, including the fees for such services, and (iii) reviews annual audits and accounting practices. The Audit Committee will continue to assess the adequacy of its charter in light of regulatory initiatives.

Insmed Common Stock is listed on the Nasdaq National Market® and, as such, we are governed by the listing standards of the National Association of Securities Dealers, Inc. (the “NASD”). Rule 4350(d)(2)(A) of the NASD’s listing standards requires that our Audit Committee be comprised of at least three members, each of whom must be an “independent director” as defined in Rule
4200(a)(14) of the NASD’s listing standards. All three of our Audit Committee members, Mr. Condon and Drs. Engelsen and Sharoky, are independent directors, as defined by the rules of the NASD.

Compensation Committee.  Our Compensation Committee currently consists of Dr. Melvin Sharoky (Chairman) and Mr. Kenneth G. Condon. During 2002, the Compensation Committee held three meetings. The Compensation Committee reviews and makes recommendations to the Board regarding the compensation and benefits of all of our officers and reviews policy matters relating to compensation and benefits of our employees.

Nominating Committee.  We do not have a nominating committee; instead, the Board performs this function. Nominees for election or re-election to the Board must be approved by a majority of the independent directors. The Board will consider nominees recommended by shareholders. Persons wishing to recommend individuals for consideration at the 2004 Annual Meeting of Shareholders must follow the provisions of our Bylaws explained under “Proposals for 2004 Annual Meeting” found on page 14.

AUDIT COMMITTEE REPORT*

The Audit Committee of the Board of Directors (the “Audit Committee”) is composed of three independent directors and operates under a written charter adopted by the Board. The Audit Committee recommends to the

Board, subject to shareholder ratification, the selection of Insmed’s independent accountants. Management is responsible for Insmed’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of Insmed’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP (“E&Y”), Insmed’s independent auditors.

Management represented to the Audit Committee that Insmed’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and E&Y.

The Audit Committee has discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS 90 (Codification of Statements on Accounting Standards).

The Audit Committee has also received the written disclosures and the letter from E&Y relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with E&Y that firm’s independence from Insmed.

The Audit Committee reviewed the aggregate fees billed by E&Y for professional services rendered for the fiscal year ended December 31, 2002, which were as follows:

Audit Fees	$ 77,700
Financial Information Systems Design and Implementation Fees	—
All Other Fees	52,581

Total	$130,281

All other fees include amounts related to the preparation of registration statements, accounting consultations and tax consulting and compliance services. The Audit Committee has determined that the provision of non-audit services performed by E&Y during the 2002 fiscal year is compatible with maintaining E&Y’s independence from Insmed.

Based upon the Audit Committee’s discussions with management and E&Y and the Audit Committee’s review of the representation of management and the report of E&Y to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in Insmed’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Kenneth G. Condon, C.P.A., C.F.P., Chairman

Steinar J. Engelsen, M.D.

Melvin Sharoky, M.D.

February 5, 2003

*	The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent Insmed specifically incorporates it by reference into a document filed with the Securities and Exchange Commission.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2002, Dr. Randall W. Whitcomb received $26,375 in fees under a consulting agreement relating to the design and execution of our clinical INS-1 programs. This consulting agreement terminated in January 2003 and was not renewed.

There are no family relationships among any of our directors, executive officers or nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our directors, officers and persons who own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and The Nasdaq Stock Market, Inc. Directors, officers and beneficial owners of more than 10% of Insmed Common Stock are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms and information furnished to us, we believe that during the 2002 fiscal year all filing requirements applicable to our directors, officers and beneficial owners of more than 10% of Insmed Common Stock were satisfied except that the Statement of Changes in Beneficial Ownership of Securities on Form 4 for Dr. Allen to report his purchase of 34,000 shares of Insmed Common Stock on November 13, 2002 and the Statement of Changes in Beneficial Ownership of Securities on Form 4 for Mr. Condon to report his sale of 2,500 shares of Insmed Common Stock on December 26, 2002 were filed late.

STOCK OWNERSHIP

Certain Beneficial Owners. The following table sets forth the beneficial ownership of each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by Insmed to be the beneficial owner of more than 5% of Insmed Common Stock outstanding as of December 31, 2002.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class (2)
Biotechnology Value Fund, L.P.	3,545,032	(1)	10.7%

(1)	Based solely on the disclosures made in reports on Schedules 13G filed with the Securities and Exchange Commission by Biotechnology Value Fund, L.P. on February 13, 2003.
(2)	Based on the number of shares outstanding as of February 1, 2003.

Management. The following table sets forth the beneficial ownership of Insmed Common Stock as of February 1, 2003 by all directors and nominees and the executive officers named in the Summary Compensation Table on page 8 of this Proxy Statement. The table also shows the beneficial ownership of all directors and executive officers as a group.

Name of Beneficial Owner or Number of Persons in Group	Aggregate Number of Shares Beneficially Owned (1)	Percent of Class
Geoffrey Allan, Ph.D. (2)	1,277,678	3.9%
Kenneth G. Condon (3)	563,358	1.7%
Graham K. Crooke MB.BS (4)	160,000	*
Fredrick L. Dunn, M.D. (5)	0	*
Steinar J. Engelsen, M.D. (6)	68,125	*
Edgar G. Engleman, M.D. (7)	1,649,226	4.9%
Robert A. Falconer (8)	46,390	*
Ronald D. Gunn (9)	138,279	*
Melvin Sharoky, M.D. (10)	348,500	1.1%
Lewis J. Stuart	0	*
Kevin P. Tully C.G.A. (11)	61,912	*
Randall W. Whitcomb (12)	85,000	*
All directors and executive officers as a group (12 persons) (13)	4,398,468	13.3%

*	Denotes ownership of less than 1% of the outstanding shares of Insmed Common Stock.
(1)	Except as indicated otherwise in the footnotes, shares shown as beneficially owned are those to which the individual has sole voting and investment power. Shares subject to options that are exercisable within 60 days of February 1, 2003, are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person and of the directors and executive officers as a group but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	Includes 363,714 shares issuable upon exercise of options, which options are exercisable within 60 days of February 1, 2003.
(3)	Mr. Condon currently has the right to purchase 28,125 shares upon exercise of options, which options are exercisable within 60 days of February 1, 2003. The number of shares listed opposite Mr. Condon’s name also includes 516,983 shares owned by Boston University Nominee Partnership, of which he is a partner, and 15,750 shares owned by Trustees of Boston University that he may be deemed to own beneficially. Mr. Condon disclaims beneficial ownership of these shares.
(4)	Dr. Crooke has the right to purchase 120,000 shares upon exercise of options, which options are exercisable within 60 days of February 1, 2003.
(5)	Dr. Dunn resigned as an officer and employee of Insmed effective December 12, 2002.
(6)	Dr. Engelsen currently has the right to purchase 20,000 shares upon exercise of options, which options are exercisable within 60 days of February 1, 2003.
(7)	Dr. Engleman, a former director of Insmed, currently has the right to purchase 120,000 shares upon exercise of options, which options are exercisable within 60 days of February 1, 2003. The number of shares listed opposite Dr. Engleman’s name includes 9,000 shares owned by his son, 13,125 shares owned by the Engleman Family Trust, of which Dr. Engleman and his spouse are the trustees, and 1,507,101 shares held by BioAsia, LLC, Biotechnology Development Fund, L.P. and Biotechnology Development Fund III, L.P. that Dr. Engleman may be deemed to own beneficially. BioAsia Investments, LLC is the general partner of the Biotechnology Development Funds and Dr. Engleman is a managing member of both BioAsia Investments, LLC and BioAsia, LLC. Dr. Engleman disclaims beneficial ownership of these shares except to the extent of his proportional membership interest therein. Dr. Engleman resigned from the Board effective November 6, 2002.
(8)	Mr. Falconer was terminated as part of the reduction in force on September 20, 2002.
(9)	Includes 111,388 shares issuable upon exercise of options, which options are exercisable within 60 days of February 1, 2003.
(10)	Dr. Sharoky currently has the right to purchase 25,000 shares upon exercise of options, which options are exercisable within 60 days of February 1, 2003. The number of shares listed opposite Dr. Sharoky’s name includes 210 shares which are owned by his minor son and 620 shares which are owned by his minor daughter. Dr. Sharoky may be deemed to own beneficially such shares.
(11)	Includes 48,333 shares issuable on exercise of options, which options are exercisable within 60 days of February 1, 2003.
(12)	Dr. Whitcomb currently has the right to purchase 25,000 shares upon exercise of options, which options are exercisable within 60 days of February 1, 2003. The number of shares listed opposite Dr. Whitcomb’s name includes 9,000 shares that are owned by the Rita K, Whitcomb Living Trust and 21,000 shares that are owned by the Randall W. Whitcomb Living Trust. Dr. Whitcomb and his spouse, Rita K. Whitcomb, are trustees of the Rita K. Whitcomb Living Trust and the Randall W. Whitcomb Living Trust and as such Dr. Whitcomb may be deemed to own the shares held by the trusts beneficially. Dr. Whitcomb disclaims beneficial ownership of these shares.
(13)	Represents the sum of the shares beneficially owned by all directors and executive officers named in the table above.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth information for the fiscal years ended December 31, 2002, 2001 and 2000, respectively, with respect to certain compensation paid by us to our Chief Executive Officer, each other person who was serving as an executive officer of Insmed during each such fiscal year and our principal scientist. Our Chief Executive Officer and the executive officers listed in the table below are referred to as the “named executive officers.”

Summary Compensation Table

		Annual Compensation (1)				Long Term Compensation Awards (1)
Name and Principal Position	Fiscal Year	Salary (2)	Bonus (3)		Other Annual Compensation(4)	Securities Underlying Options/ SARs(#)(5)	All Other Compensation (6)
Geoffrey Allan, Ph.D. Chairman of the Board, Chief Executive Officer and President	2002 2001 2000	$395,200 380,000 360,000	$	— 152,000 350,000	$15,432 14,102 3,450	300,000 250,000 250,000	$1,353 678 594

Ronald D. Gunn Vice President, Business Development	2002 2001 2000	176,800 170,000 150,500		— 42,500 95,000	— — —	— 225,000 50,000	370 353 259

Andreas Sommer, Ph.D (7) Principal Scientist	2002	260,000		—	5,471	—	2,170
	2001	239,583		—	1,154	200,000	3,150
	2000	116,167		—	—	142,500	98,525

Lewis J. Stuart (8)	2002	67,951		—	149,629	250,000	156
Vice President, Commercial Development

Kevin P. Tully, CGA (9)	2002	164,642		—	—	100,000	555
Treasurer, Controller and Principal Financial Officer

Fredrick L. Dunn, M.D. (10) Vice President, Clinical Development	2002	224,279		—	83,556	400,000	1,027

Robert A. Falconer (11) Vice President, Technical Operations	2002 2001 2000	135,717 170,000 150,720		— 42,500 45,000	6,800 — —	— 225,000 50,000	44,809 530 457

(1)	Except as disclosed in the table, there was no other cash compensation, long-term incentive plan or restricted stock award that required disclosure.

(2)	Includes amounts earned but deferred at the election of the executive, such as salary deferrals under Insmed’s 401(k) plan.

(3)	Amounts in this column reflect the aggregate annual bonuses that were earned for such fiscal year.

(4)

Dr. Allan’s other annual compensation related to personal use of a vehicle provided by Insmed on his behalf. Dr. Sommer’s other annual compensation related to the cost of a medical reimbursement program provided by Insmed on his behalf. Mr. Stuart’s other annual compensation includes $81,379 paid for relocation expenses by Insmed on his behalf and a payment of $68,250 to cover the loss of a bonus opportunity at his previous employer. Dr. Dunn’s other annual compensation includes $77,075 paid for relocation expenses by Insmed on his behalf and $6,481 for accumulated paid time off. Mr. Falconer’s other annual compensation related to accumulated paid time off.

(5)	Stock awards have been restated for the July 28, 2000 one-for-four reverse stock split.

(6)	Dr. Allan’s other compensation includes $1,353 related to life insurance premiums for coverage in excess of $50,000. Mr. Gunn’s, Mr. Stuart’s, Mr. Tully’s and Dr. Dunn’s other compensation of $370, $156, $555 and $1,027, respectively, related to life insurance premiums for coverage in excess of $50,000. Mr. Falconer’s other compensation includes $609 related to life insurance premiums for coverage in excess of $50,000 and a severance payment of $44,200. Dr. Sommer’s other compensation includes $2,525 related to life insurance premiums for coverage in excess of $50,000 and for 2000, includes a lump sum payment of $96,000 to cover the remainder of his consultant agreement that was in place prior to his employment with Insmed.

(7)	Dr. Sommer joined Insmed on August 1, 2000. The stock options that are listed in 2000 were from the Celtrix Pharmaceuticals acquisition and were issued to replace his Celtrix options that were remaining at the time of the acquisition.

(8)	Mr. Stuart joined Insmed on August 19, 2002 and was named an executive officer effective October 30, 2002.

(9)	Mr. Tully was named an executive officer effective January 30, 2002.

(10)	Dr. Dunn joined Insmed on January 2, 2002 and was named an executive officer effective October 30, 2002. He resigned as Vice President, Clinical Research effective December 12, 2002.

(11)	Mr. Falconer was terminated as part of the reduction in force on September 20, 2002.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table shows the stock options granted to each named executive officer during the fiscal year ended December 31, 2002. Insmed did not grant any stock appreciation rights (“SARs”) during the 2002 fiscal year.

Individual Grants
Name	Number of Securities Underlying Options Granted (#)		% Of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/sh.)	Expiration Date	Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term
						5% ($)	10% ($)
Geoffrey Allan, Ph.D.	125,000	(1)	6.6%	3.05	1/30/09	155,207	361,698
	125,000	(2)	6.6%	3.05	1/30/09	155,207	361,698
	25,000	(1)	1.3%	2.73	5/2/09	27,785	64,750
	25,000	(2)	1.3%	2.73	5/2/09	27,785	64,750
Fredrick L. Dunn, M.D.	100,000	(3)	5.3%	2.95	3/20/09	26,271	61,222	(9)
	50,000	(4)	2.6%	2.73	5/2/09	12,060	28,104	(10)
	250,000	(5)	13.2%	2.73	5/2/09	—	—	(11)
Lewis J. Stuart	150,000	(6)	7.9%	1.87	8/19/09	114,192	266,115
	100,000	(7)	5.3%	1.87	8/19/09	76,128	177,410
Kevin P. Tully, CGA	100,000	(8)	5.3%	1.62	7/30/09	65,950	153,692

(1)	Options vest and become exercisable in equal monthly increments over a 48-month period.

(2)	Options vest and become exercisable in two equal installments: one-half when Insmed files a new drug application (“NDA”), and the remaining one-half when the Food and Drug Administration (“FDA”) approves the NDA; provided that, if not sooner vested, these milestone-based options will fully vest at the end of five (5) years from the date of grant, or upon a change of control.

(3)	6,250 of these options vest and become exercisable effective immediately with the remaining options vesting in equal monthly increments over a 48-month period.

(4)	4,167 of these options vest and become exercisable effective immediately with the remaining options vesting in equal monthly increments over a 48-month period.

(5)	Options vest and become exercisable in two equal installments: one-half when Insmed files a NDA for INS-1 or other drug candidate for the treatment of Type II Diabetes or other indication as approved by our President and the remaining one-half when the FDA approves the NDA for such drug; provided that, if not sooner vested, the option would vest at the end of five (5) years from the date of grant or upon a change of control.

(6)	Options vest and become exercisable in two equal installments: one-half when Insmed files a NDA and the remaining one-half upon the first commercial sale of the approved product; provided that, if not sooner vested, the option would vest at the end of five (5) years from the date of grant.

(7)	Options vest and become exercisable in four equal annual amounts on the anniversary of the date of grant.

(8)	20,000 of these options vest and become exercisable effective immediately with the remaining options vesting in equal monthly increments over a 48-month period.

(9)	Dr. Dunn resigned from Insmed effective December 12, 2002, therefore only the vested portion of his options (21,875) at December 31, 2002, were utilized in determining the potential realizable value at the assumed annual rates of stock price appreciation for option term.

(10)	Dr. Dunn resigned from Insmed effective December 12, 2002, therefore only the vested portion of his options (10,851) at December 31, 2002, were utilized in determining the potential realizable value at the assumed annual rates of stock price appreciation for option term.

(11)	Dr. Dunn resigned from Insmed effective December 12, 2002, therefore only the vested portion of his options (0) at December 31, 2002, were utilized in determining the potential realizable value at the assumed annual rates of stock price appreciation for option term.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

The following table shows the stock options exercised by the named executive officers and our principal scientist during the fiscal year ended December 31, 2002 and the number and value of all unexercised options held by the named executive officers and our principal scientist at December 31, 2002.

	Shares Acquired On Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Geoffrey Allan, Ph.D.	118,750	157,700	277,023	610,477	0	0
Fredrick L. Dunn, M.D.	—	—	32,726	—	0	—
Robert A. Falconer	10,544	21,461	N/A	N/A	N/A	N/A
Ronald D. Gunn	3,646	7,454	90,205	221,654	0	0
Andreas Sommer, Ph.D.	—	—	175,833	166,667	0	0
Lewis J. Stuart	—	—	—	250,000	—	0
Kevin P. Tully, CGA	—	—	35,833	94,167	0	0

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following persons served on our Compensation Committee during the fiscal year ended December 31, 2002: Drs. Graham K. Crooke (Chairman) and Edgar G. Engleman. At the October 2002, Board meeting the Board changed the composition of the Compensation Committee, with the representatives now being Dr. Melvin Sharoky (Chairman) and Mr. Kenneth G. Condon. Neither Dr. Crooke, Dr. Engleman, Dr. Sharoky nor Mr. Condon has ever been an officer or employee of Insmed or any of our subsidiaries at any time.

DIRECTOR COMPENSATION

Our non-employee directors receive an annual director’s fee of $13,500 plus $2,000 and reimbursement of expenses for each meeting of the Board attended in person, $1,000 for each committee meeting attended in person and $500 for each meeting attended telephonically. In addition, each non-employee director receives an option to purchase 25,000 shares of Insmed Common Stock upon election to the Board and options to purchase 10,000 shares of Insmed Common Stock annually, which options vest one year from the date of grant if the director attends at least 75% of the Board meetings in the preceding fiscal year. Directors who are officers or employees of Insmed do not receive any additional compensation for their services as directors.

COMPENSATION COMMITTEE REPORT

This report of the Compensation Committee (the “Committee”) of the Board of Directors describes the objectives of Insmed’s executive compensation program, the various components of the program, and explains the basis on which 2002 compensation determinations were made by the Committee.

Overall Objectives of Executive Compensation Programs

The Committee’s guiding philosophy is to establish executive compensation policies that are linked to the sustained creation of shareholder value. The following objectives serve as the guiding principles for all compensation decisions:

•	provide a competitive total compensation opportunity that will enable Insmed to attract, retain and motivate highly qualified executives;

•	align compensation opportunities with shareholder interests by making the executive compensation program highly sensitive to Insmed’s performance, which is defined in terms of milestones associated with achieving long-term profitability and creating shareholder value; and

•	provide a strong emphasis on equity-based compensation and equity ownership, creating a direct link between shareholder and management interests.

Compensation Program Components

The Committee believes that the total compensation opportunity available to members of management should consist of base salary, annual bonuses and stock options, with each component geared to the median of the market for all positions in the aggregate. Individuals may be compensated above or below the median of the marketplace based on Insmed’s performance and on considerations of individual performance and experience. The Committee considers all elements of the program when setting compensation levels.

The Committee periodically meets individually with members of management in order to assess progress toward meeting objectives set by the Board for both annual and long-term compensation.

The Committee utilizes compensation surveys to aid in the determination of competitive levels of executive pay. The surveys include companies that are larger and smaller than Insmed. Some surveys are limited to companies in the biotechnology business. The Committee also utilizes executive compensation information complied from the proxy statements of other biotechnology companies. References to the “market” in this report refer to these survey and proxy data.

Base Salaries

Base salaries are determined in accordance with the responsibilities of each officer, median market data for the position and the officer’s performance achieving corporate goals. The Committee considers each of these factors but does not assign a specific value to each factor. Furthermore, a subjective element is acknowledged in evaluating the officer’s overall span of responsibility and control. Total compensation for Insmed’s officers is believed to be generally in line with the median of the market as described above. Although a significant amount of effort was put into successfully realigning Insmed following the September 10, 2002 decision to discontinue the INS-1 development program, the Committee believed, and management agreed, that, to conserve cash, it would be in Insmed’s best interests not to increase salaries for 2003.

Annual Bonuses

The Committee reviews annual bonuses in conjunction with senior management. Awards are based on an evaluation of the performance, level of responsibility and leadership of the individual in relation to overall corporate results. Although a significant amount of effort was put into successfully realigning Insmed following the September 10, 2002 decision to discontinue the INS-1 development program, the Committee believed, and management agreed, that, to conserve cash, it would be in Insmed’s best interests not to award any bonuses for 2002.

Stock Options and Restricted Awards

The Committee believes strongly that equity based awards are an integral part of total compensation for officers and certain key managers with significant responsibility for Insmed’s long-term results. Stock options that are tied to corporate performance provide an effective means of delivering incentive compensation and also foster stock ownership on the part of management.

The Stock Incentive Plan:

•	authorizes the granting of stock options, SARs, performance shares, restricted stock and other incentive awards, all of which may be made subject to the attainment of performance goals established by the Committee;

•	provides for the enumeration of the business criteria on which an individual’s performance goals are to be based; and

•	establishes the maximum share grants or awards (or, in the case of incentive awards, the maximum compensation) that can be paid to a Stock Incentive Plan participant.

In 2002, incentive awards of stock options and performance shares were made in accordance with the performance-based focus of the Stock Incentive Plan.

Discussion of 2002 Compensation for the Chief Executive Officer

Dr. Geoffrey Allan’s base salary as Chief Executive Officer was increased from $380,000 during 2001 to $395,200 during 2002. The increase was based on a comparison of amounts earned by Chief Executive Officers of other, comparable public companies, as well as survey data.

Deductibility of Compensation

The Committee has carefully considered Section 162(m) of the Code, which provides certain criteria for the tax deductibility of compensation in excess of $1 million paid to our executive officers. The Committee believes it is in Insmed’s best interests and that of its shareholders to comply with the requirements of Section 162(m), but the Committee intends to preserve the flexibility to reward executives consistent with Insmed’s pay philosophy for each compensation element. The Committee intends that grants of options, awards of performance shares, restricted stock and other incentive awards under the Stock Incentive Plan comply with the requirements of Section 162(m).

THE COMPENSATION COMMITTEE

Melvin Sharoky, M.D., Chairman

Kenneth G. Condon

February 5, 2003

PERFORMANCE GRAPH

The following graph compares cumulative returns for Insmed, the Nasdaq Market Index and the Nasdaq Pharmaceutical Index since June 1, 2000, the day Insmed Common Stock began trading publicly. The comparison assumes $100 was invested on June 1, 2000 and dividends were reinvested.

Date	Insmed	NASDAQ Market Index	NASDAQ Pharmaceutical Index

June 1, 2000	$100.00	$100.00	$100.00
December 29, 2000	21.02	72.57	113.65
June 29, 2001	54.48	64.13	105.34
December 31, 2001	23.15	58.05	96.52
June 28, 2002	8.48	44.13	60.03
December 31, 2002	2.72	40.42	59.36

PROPOSAL NO. 2

DESIGNATION OF AUDITORS

Based on the recommendation of the Audit Committee, the Board has designated Ernst & Young LLP, certified public accountants, as our independent auditors for 2003, subject to shareholder ratification. A representative of Ernst & Young LLP is expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions.

Ernst & Young LLP’s principal function is to audit the consolidated financial statements of Insmed and our subsidiaries and, in connection with that audit, to review certain related filings with the Securities and Exchange Commission and to conduct limited reviews of the consolidated financial statements included in each of our quarterly reports.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE DESIGNATION OF ERNST & YOUNG LLP AS OUR AUDITORS.

PROPOSALS FOR 2004 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2004 Annual Meeting of Shareholders must present such proposal to our Corporate Secretary at our principal office in Glen Allen, Virginia, not later than December 3, 2003, in order for the proposal to be considered for inclusion in our 2004 Proxy Statement.

Our Bylaws provide that, in addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder, the shareholder must give timely notice in writing to our Corporate Secretary not later than 90 days nor more than 120 days before the anniversary of the date of the first mailing of our Proxy Statement for the immediately preceding year’s annual meeting. As to each matter, the notice should contain (i) a brief description of the business desired to be brought before the annual meeting, including the complete text of any resolutions to be presented at the annual meeting with respect to such business, and the reasons for conducting such business at the annual meeting, (ii) the name and address of record of the shareholder proposing such business and any other person on whose behalf the proposal is being made, (iii) the class and number of our shares that are beneficially owned by the shareholder and any other person on whose behalf the proposal is made, (iv) a representation that the shareholder is a holder of record of our shares entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business and (v) any material interest of the shareholder and any other person on whose behalf the proposal is made, in such business. Because this Proxy Statement is to be mailed to our shareholders as of April 3, 2003, our Corporate Secretary must receive written notice of the proposal to be acted upon at the 2004 Annual Meeting of Shareholders not later than the close of business on January 2, 2004 and not earlier than the close of business on December 3, 2003.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person to whom this Proxy Statement has been delivered, on the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, including the financial statements and financial statement schedules. Requests should be directed to Insmed Incorporated, 4851 Lake Brook Drive, Glen Allen, Virginia 23060, Attention: Corporate Secretary. A list of exhibits to the Form 10-K, showing the cost of each, will be delivered with the copy of the Form 10-K. Any of the exhibits will be provided upon payment of the charge noted on the list.

SEPARATE COPIES FOR BENEFICIAL HOLDERS

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this proxy statement or the Annual Report on Form 10-K by contacting our Corporate Secretary as described above.

OTHER MATTERS

The Board is not aware of any matters to be presented for action at the meeting other than as set forth herein. However, if any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

W. McIlwaine Thompson, Jr., Secretary

Appendix A

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE OF

INSMED INCORPORATED

Pursuant to Section 13.1-689 of the Virginia Stock Corporation Act and Article III, Section 3(b) of the Amended and Restated Bylaws of Insmed Incorporated, incorporated under the laws of the Commonwealth of Virginia (the “Corporation”), the following shall constitute the Charter of the Audit Committee (the “Charter”) of the board of directors of the Corporation:

I.    ORGANIZATION

There shall be constituted a standing committee of the board of directors of the Corporation (the “Board”) to be known as the audit committee (the “Audit Committee”). The Audit Committee shall be wholly composed of directors of the Corporation who are “independent” within the meaning of the Rules of The Nasdaq Stock Market, Inc. (the “Independent Directors”).(1)

II.    STATEMENT OF POLICY

The Audit Committee shall assist the Board in fulfilling its responsibility to the Corporation‘s shareholders relating to corporate accounting and reporting practices of the Corporation, and to the quality and integrity of the financial statements of the Corporation.

III.    PURPOSE, OBJECTIVES AND DUTIES

The primary function of the Audit Committee shall be to assist the Board in fulfilling its oversight responsibilities relating to the accounting, reporting and financial practices of the Corporation and its subsidiaries by reviewing and overseeing: (i) the financial reports and other financial information provided by the Corporation to any governmental body or the public; (ii) the Corporation’s systems of internal controls regarding finance and accounting that management and the Board have established; (iii) the Corporation’s auditing, accounting and financial reporting processes generally; (iv) the independent accountant’s qualifications and independence; (v) the performance of the Corporation’s independent accountant’s and internal audit functions; and (vi) the Corporation’s compliance with legal and regulatory requirements.

The Audit Committee’s primary objectives include providing an independent, direct and open avenue of communication among the Corporation’s independent accountant, management and company personnel, if any, in charge of internal auditing and the Board; serving as an independent and objective party to review the Corporation’s financial reporting processes and internal control systems; overseeing with management the reliability and integrity of the Corporation’s accounting policies and financial reporting and disclosure practices; reviewing and considering the work of the Corporation’s independent accountant and company personnel, if any, in charge of internal auditing; reviewing the adequacy of the personnel, if any, assigned to the internal audit function and serving as an independent and objective party to review pending and threatened litigation, matters subject to review by regulatory agencies, and conflicts of interest and ethics policies. Further, the Audit Committee’s primary duties and responsibilities shall specifically include:

(1)	One director who is not “independent” as defined in Rule 4200 of the Rules of the Nasdaq Stock Market, Inc., and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board of Directors, under “exceptional and limited circumstances”, determines that membership on the Audit Committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board of Directors discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

•	Discussing and reviewing with the Corporation’s independent accountant their ultimate accountability to the Board through the Audit Committee.

•	Having the sole authority and responsibility to select, evaluate and, where appropriate, replace the independent accountant (or to nominate the independent accountant to be proposed for shareholder approval in any proxy statement).

•	Having the authority and responsibility to approve all audit engagement fees and terms and all significant non-audit engagements with the independent accountant.

•	Ensuring that the Corporation’s independent accountant submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountant and the Corporation, consistent with Independence Standards Board Standard Number 1, which requires the Corporation’s independent accountant to:

•	disclose to the Audit Committee of the Corporation, in writing, all relationships between the independent accountant and its related entities and the Corporation and its related entities that in the independent accountant’s professional judgment may reasonably be thought to bear on independence,

•	confirm in the letter that, in its professional judgment, it is independent of the Corporation within the meaning of the Securities Act of 1933, as amended, and

•	discuss the independent accountant’s independence with the Audit Committee.

•	Such written report shall also include descriptions of:

•	the independent accountant’s internal quality-control procedures,

•	any material issues raised by the most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities in the preceding five years respecting one or more independent audits carried out by the firm,

•	any steps taken to deal with such issues, and

•	any other relationships that may adversely affect the independence of the accountant.

•	Engaging actively in a dialogue with the Corporation’s independent accountant with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant and recommend that the Board take appropriate action in response to the independent accountant’s report to satisfy itself of the independent accountant’s independence.

IV.    COMPOSITION AND SELECTION

4.1    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an Independent Director in accordance with Article I. All members of the Audit Committee shall have a requisite working familiarity with basic finance and accounting practices in compliance with the Rules of The Nasdaq Stock Market, Inc. Furthermore, at least one member of the Audit Committee shall be a “financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”)(2) and shall have accounting or related financial management expertise in compliance with the Rules of the The Nasdaq Stock Market, Inc.

4.2    No member of the Audit Committee may serve on the audit committees of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Corporation’s Audit Committee and disclose such determination in the annual proxy statement.

(2)	The SEC rule shall be effective by January 26, 2003. If the Audit Committee does not have such an expert, it must disclose why not.

4.3    No member of the Audit Committee shall own or control 20% or more of the Corporation’s common stock, or such lower number as established by the SEC.

4.4    No member of the Audit Committee may receive any payment from the Corporation other than payment for Board or committee service.

4.5    The members of the Audit Committee shall be elected by the Board at the annual meeting of the Board, on the recommendation of the majority of the independent directors or the Executive or Governance Committee, if constituted at such time, and shall serve for one year or until their successors are duly elected and qualified. An Audit Committee member may be removed by the Board. The Chairman of the Audit Committee shall be elected by the full Board.

4.6    The duties and responsibilities of a member of the Audit Committee contained herein shall be in addition to those duties otherwise required for a member of the Board.

V.    MEETINGS

The Audit Committee shall meet separately, as often as may be deemed necessary or appropriate in its judgment, but at least quarterly and shall report to the Board following each meeting of the Audit Committee at the next regularly scheduled meeting of the Board or sooner, as circumstances may dictate. As part of its primary duty and responsibility to foster independent, direct and open communications pursuant to Section III hereinabove, the Audit Committee shall meet at least quarterly with the Corporation’s management, internal audit personnel, if any, and its independent accountant in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Chairman of the Audit Committee shall meet in person or by telephone with the Corporation’s independent accountant and the Corporation’s chief financial officer quarterly to review the Corporation’s financial statements, consistent with Section VI below.

VI.    RESPONSIBILITIES AND DUTIES

To fulfill its primary objectives, responsibilities and duties hereunder, the Audit Committee shall undertake the following:

6.1    Documents/Reports Review

(a) Review and update this Charter periodically, and at least annually and recommend any proposed changes to the Board for approval.

(b) Review the Corporation’s Annual Report on Form 10-K, its annual financial statements and related notes thereto, including disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

(c) Review any reports or other financial information submitted to any governmental body or the public, including any certification, report, analysis, opinion, or review rendered by the independent accountant.

(d) Review with the financial management of the Corporation and the Corporation’s independent accountant each Quarterly Report on Form 10-Q (or any successor reports thereto under the rules and regulations of the SEC) and all financial statements and related notes contained therein, including the independent accountant’s reviews of the quarterly financial statements, prior to its filing or prior to the public release of the Corporation’s earnings.

(e) Review filings made with the SEC and other published documents containing the Corporation’s financial statements and consider whether the information contained in such documents is consistent with the information contained in the Corporation’s financial statements.

(f) Include in the Corporation’s proxy or information statements relating to annual meetings of shareholders at which directors are to be elected (or special meetings or written consents in lieu of such meetings), a report of the Audit Committee that complies with the SEC’s regulations for such reports.

(g) Review and discuss with management and the independent accountant: a) any material financial or non-financial arrangements of the Corporation which do not appear on the financial statements of the Corporation; and b) any transactions or courses of dealing with parties related to the Corporation which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties and which are relevant to an understanding of the Corporation’s financial statements.

(h) Review and discuss with management its policies and practices regarding earnings press releases, as well as financial information and earnings guidance given to analysts and ratings agencies, giving attention to any use of “pro forma” or “adjusted” non-GAAP information.

(i) Discuss with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the Corporation’s financial statements.

(j) Make regular reports to the Board, and shall review with the Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent auditors, or the performance of the internal audit function.

6.2    Independent Accountant

(a) Select, evaluate and, where appropriate, replace the Corporation’s independent accountant (or nominate the independent accountant to be proposed for shareholder approval in any proxy statement); consider the independence and effectiveness of such independent accountant, and approve the fees and other compensation to be paid to such independent accountant and the range and cost of audit and non-audit services performed by the independent accountant. On an annual basis, the Audit Committee shall review and discuss with the independent accountant all significant relationships the independent accountant has with the Corporation, in order to determine such independent accountant’s independence.

(b) Review the performance of the Corporation’s independent accountant and make decisions regarding the appointment or termination of such independent accountant when circumstances warrant.

(c) Periodically consult with the Corporation’s independent accountant, out of the presence of the Corporation’s management, about the Corporation’s internal controls, including any special audit steps adopted in light of material control deficiencies, and the fullness and accuracy of the Corporation’s financial statements.

(d) Evaluate the qualifications, experience, performance and independence of the senior members of the independent accountant team, including that of the independent accountant’s lead partner, taking into consideration the opinions of management and the internal accountant, if any, and present its conclusions with respect to such evaluations to the full Board.

(e) Set clear hiring policies for employees or former employees of the independent accountant, taking into account pressures that may exist for such accountant consciously or subconsciously seeking a job with the Corporation.

(f) Discuss with the independent accountant its ultimate accountability to the Board through the Audit Committee.

(g) Establish policies and procedures for the engagement of the independent accountant to provide non-audit services and consider whether the independent accountant’s performance of non-audit services is compatible with the accountant’s independence.

(h) Assure the regular rotation of the lead audit partner as required by law, and consider whether there should be regular rotation of the independent auditing firm itself, in order to assure continuing independence of the independent accountant.

6.3    Financial Reporting Process

(a) In consultation with the Corporation’s independent accountant review the integrity of the Corporation’s financial reporting processes, both internal and external; confer with the independent accountant concerning the scope of their examinations of the books and records of the Corporation and its subsidiaries; review and approve the independent accountant’s annual engagement letter; review and approve the Corporation’s annual audit plans and budgets; direct the special attention of the accountant to specific matters or areas deemed by the Audit Committee or the accountant to be of special significance; and authorize the accountant to perform such supplemental reviews or audits as the Audit Committee may deem desirable.

(b) Consider the Corporation’s independent accountant’s judgments about the quality and appropriateness of the Corporation’s accounting principles, standards and practices as applied in its financial reporting.

(c) Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles, standards and practices as suggested by the Corporation’s independent accountant or management.

(d) Review and discuss with the independent accountant the audit planning and procedures, including the scope, fees, staffing and timing of the audit; review and discuss the results of the audit exam and management letters, and any reports of the independent accountant with respect to any interim period.

(e) Review and discuss with management and the independent accountant accounting policies and financial reporting issues and judgments that may be viewed as critical; review and discuss analyses prepared by management and/or the independent accountant setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and review and discuss major issues as to the adequacy of the Corporation’s internal controls and any special audit steps adopted in light of material control deficiencies.

6.4    Process Improvement

(a) Establish regular and separate systems of reporting to the Audit Committee by the Corporation’s management and the independent accountant regarding any significant judgments made in management’s preparation of the financial statements, and the view of each as to appropriateness of such judgments.

(b) Following completion of the Corporation’s annual audit, review separately with the Corporation’s management and the independent accountant any significant difficulties encountered during the course of the audit, including (i) difficulties with management’s response; (ii) any restrictions on the scope of work or access to required information, and (iii) the nature and extent of any significant changes in accounting principles or the application therein.

(c) Review any significant disagreement among the Corporation’s management and its independent accountant in connection with the preparation of the Corporation’s financial statements.

(d) Review with the Corporation’s independent accountant and management the extent to which changes or improvements in financial or accounting practices and standards, as approved by the Audit Committee, have been implemented, with such review to be conducted at an appropriate time subsequent to implementation of any changes or improvements thereto, as decided by the Audit Committee in its discretion.

(e) Inquire of the Corporation’s management and the independent accountant about significant risks or exposures and assess the steps that management has taken to monitor, control and minimize such risks to the Corporation, including the Corporation’s risk assessment and risk management policies.

(f) Review with the Corporation’s internal audit personnel, if any, and the independent accountant the coordination of their audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources.

(g) Review, at least annually, the Audit Committee’s performance.

(h) Review with the independent accountant any audit problems or difficulties and management’s response. Such review shall include any accounting adjustments that were noted or proposed by the accountant but were “passed” (as immaterial or otherwise); review any “management” or “internal control” letters issued, or proposed to be issued, by the audit firm to the Corporation and any discussions with the independent accountant’s national office respecting auditing or accounting issues presented by the engagement.

6.5    Oversight of the Corporation’s Internal Audit Function

(a) Review the appointment, replacement, reassignment or dismissal of the members of the Corporation’s internal auditing staff, if any, including, if appropriate, the appointment and replacement of the senior internal auditing employee.

(b) Review the regular internal reports to management prepared by the internal auditing staff, if any, and management’s responses.

(c) Discuss with the independent auditor, if appropriate, the internal audit staff’s responsibilities, budget and staffing, and any recommended changes in the planned scope of the internal audit.

6.6    Compliance Oversight Responsibilities

(a) Obtain from the independent accountant assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

(b) Obtain reports from management, the Corporation’s senior internal auditing executive, if any, and the independent accountant that the Corporation and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Corporation’s Code of Business Conduct and Ethics; review reports and disclosures of insider and affiliated party transactions; advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations and with the Corporation’s Code of Business Conduct and Ethics.

(c) Discuss with management and the independent accountant any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies.

(d) Review any material pending legal proceedings involving the Corporation and other contingent liabilities; discuss with the Corporation’s General Counsel or Chief Executive Officer legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies.

(e) The Audit Committee shall establish procedures for (A) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters;

and (B) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

VII.    LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to certify the Corporation’s financial statements or to guarantee the accountant’s report. These are the responsibilities of management and the independent accountant.

VIII.    INVESTIGATIVE AUTHORITY

The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist the Committee in the conduct of any investigation.

IX.    CONSISTENCY WITH ARTICLES OF INCORPORATION, AS AMENDED, OR AMENDED

            AND RESTATED BYLAWS

To the extent that any provision or section of this Charter may be inconsistent with any article, provision or section of the Articles of Incorporation, as amended, or the Amended and Restated Bylaws of the Corporation, the Articles of Incorporation, as amended, or the Amended and Restated Bylaws, as appropriate, shall fully control.

X.    CERTIFICATION

This Amended and Restated Charter of the Audit Committee was duly approved and adopted by the Board of the Corporation on the 30th day of October, 2002.

W. McIlwaine Thompson, Jr.,

Secretary

NOTICE

and

PROXY STATEMENT

for

ANNUAL MEETING

of

SHAREHOLDERS

MAY 12, 2003

4851 LAKE BROOK DRIVE

GLEN ALLEN, VIRGINIA 23060

— FOLD AND DETACH HERE —

INSMED INCORPORATED

Glen Allen, Virginia

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 12, 2003

The undersigned hereby appoints Geoffrey Allan, M.D. and W. McIlwaine Thompson, Jr., or either of them, with full power of substitution in each, proxies (and if the undersigned is a proxy, substitute proxies) to vote all shares of common stock of Insmed Incorporated that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held May 12, 2003, and at any and all adjournments or postponements thereof. In their discretion, the Proxies are authorized to vote upon such other business and matters incident to the conduct of the meeting as may properly come before the meeting.

This Proxy is solicited on behalf of the Board of Directors. This Proxy, when properly executed, will be voted in the manner directed in this Proxy by the undersigned shareholder. If no direction is made, this Proxy will be voted “for” Proposals 1 and 2.

(1) Election of Directors

      ☐ FOR ALL                                         ☐ WITHHOLD ALL                                         ☐ FOR ALL EXCEPT

Nominees: Geoffrey Allan, Ph.D., Melvin Sharoky, M.D., Randall W. Whitcomb, M.D.

(INSTRUCTION: To withhold authority to vote for any such nominee(s), write the name(s) of the nominee(s) in the space provided below.)

(2) The proposal to ratify the selection of Ernst & Young LLP as the auditors for Insmed for 2003:

☐ FOR                                    ☐ AGAINST                                    ☐ ABSTAIN

(Please date and sign on the reserve side)

— FOLD AND DETACH HERE —

Dated:                                                                                  , 2003

Print Name:

Signature:

Please print and sign name exactly as it appears on the stock certificate. Only one of several joint owners or co-owners need sign. Fiduciaries should give full title.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.